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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 2002


                             Commission file number:
                                    000-15760
                                    ---------


                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




New York                                                   16-0470200
--------                                                   ----------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                              Identification No.)


                      One Hardinge Drive Elmira, NY 14902
                      -----------------------------------
              (Address of principal executive offices) (Zip code)

                                 (607) 734-2281
               (Registrant's telephone number including area code)

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ITEM 5. OTHER EVENTS

       On April 8, 2002, Hardinge Inc. issued a press release announcing the Company had amended its current financial arrangement, effectively creating a new revolving credit facility for secured borrowings of up to $40 million through August 1, 2003. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a) Not applicable
       (b) Not applicable
       (c) Exhibits

           99 Press Release issued by registrant on April 8, 2002.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HARDINGE INC.



April 10, 2002                 By: /s/ Richard L. Simons
----------------                  ----------------------------------------------
Date                           Richard L. Simons
                               Executive Vice President and Chief Financial
                               Officer
                               (Principal Financial Officer)




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